IN ACCORDANCE WITH RULE 202 OF
                    REGULATION S-T, THESE COMPUTATIONAL
                 MATERIALS ARE BEING FILED IN PAPER PURSUANT
                     TO A CONTINUING HARDSHIP EXEMPTION;
                     AND IN ACCORDANCE WITH RULE 311 OF
                    REGULATION S-T, THESE COMPUTATIONAL
                     MATERIALS ARE BEING FILED IN PAPER




                                  EXHIBIT 99




                           COMPUTATIONAL MATERIALS

                                     for

                J.P. MORGAN COMMERCIAL MORTGAGE FINANCE CORP.

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-C5